UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 11, 2008

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CAPITAL RESOURCE ALLIANCE INC.

(Name of Small Business issuer in its charter)

                   COLORAD0                              0-52724                     90-0219158___

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

1031 1ST Avenue, NW
Calgary, Alberta
Canada T2N 0A8

 (Address of principal executive offices)

(403) 827-7936

(Registrant’s telephone number)

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 Item 2 01. Completion of Acquisition or Disposition of Assets

On July 11,2008, Capital Resource Alliance entered into a contract with Queensland Potash Pty Ltd. to purchase an interest in a Potash mining property identified as EPM application Number 17503 located in North Queensland, Australia.  The interest consists of five square miles (3,200 acres) of claims.  A copy of the contract is attached to this filing as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1

Board Minutes – July 11, 2008.

99.2     Acquisition Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2008

Capital Resource Alliance Inc.

/s/ Joseph Forzani

    Joseph Forzani, President

/s Frederick Fitzgerald

    Frederick Fitzgerald, Secretary